UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 4, 2021

YUNHONG INTERNATIONAL

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39226	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 – 19/F, 126 Zhong Bei,

Wuchang District, Wuhan, China

People’s Republic of China

430061

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +86 131 4555 5555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one-half of one Warrant and one Right	ZGYHU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.001 per share	ZGYH	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	ZGYHW	The NASDAQ Stock Market LLC
Rights, each exchangeable into one-tenth of one Class A Ordinary Share	ZGYHR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Form 12b-25 filed on May 17, 2021 by Yunhong International (the “Company”), on April 12, 2021, the staff (the “Staff”) of the Division of Corporation Finance of the Securities and Exchange Commission (the “SEC”) issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “Staff Statement”). The Staff Statement, among other things, highlighted the potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies such as the Company. As a result of the Staff Statement, the Company required additional time to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”).

On May 28, 2021, the Company received a notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) (the “Notice”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”) because it has not timely filed the Form 10-Q with the SEC. The Rule requires listed companies to timely file all required periodic financial reports with the SEC. The Notice has no immediate effect on the listing or trading of the Company’s securities. However, if the Company fails to timely regain compliance with the Rule, the Company’s securities will be subject to delisting from Nasdaq.

Under Nasdaq rules, the Company has 60 calendar days from receipt of the Notice (May 28, 2021), or until July 26, 2021, to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company's plan, then Nasdaq may grant an exception of up to 180 calendar days from the due date of the Form 10-Q (May 24, 2021), or until November 22, 2021, to regain compliance. However, there can be no assurance that Nasdaq will accept the Company's plan to regain compliance or that the Company will be able to regain compliance within any extension period granted by Nasdaq. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel.

The Company is working diligently to complete its Form 10-Q. The Company intends to file the Form 10-Q as soon as practicable to regain compliance with the Nasdaq Listing Rule.

Item 8.01. Other Events.

On June 4, 2021, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Title
99.1	Press Release, dated June 4, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yunhong International

	By:	/s/ Patrick Orlando
		Name:	Patrick Orlando
		Title:	Chief Executive Officer

Dated: June 4, 2021